Exhibit 99.3
Innovative Industrial Properties 1 INNOVATIVE INDUSTRIAL PROPERTIES NYSE: IIPR INNOVATIVEINDUSTRIALPROPERTIES.COM COMPANY PRESENTATION – MAY 2026

Innovative Industrial Properties 2 This presentation and our associated comments includes "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: rates of default on leases for our assets; our ability to re-lease properties upon tenant defaults or lease terminations for the rent we currently receive, or at all; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; anticipated funding sources for our investment in the preferred stock of IQHQ, Inc. ("IQHQ"); defaults on our investments in real estate-related assets, such as the IQHQ credit facility and IQHQ preferred stock; our ability to identify, acquire or profitably operate life science properties; market dynamics in the life science sector; the demand for regulated cannabis cultivation and processing facilities; decreased economic activity due to fluctuations in trade policies, tariffs, and related government actions; inflation dynamics; the impact of pandemics on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflicts in Ukraine, Iran. and Israel; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants’ alternative financing sources; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the potential impact on us from litigation matters, and governmental inquiries, investigations, subpoenas, or enforcement actions, including rising liability and insurance costs; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult-use cannabis in our facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; our ability to refinance or extend our existing indebtedness; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; how and when any forward equity sales may settle; our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance, including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”) under Item 1A, as supplemented by the discussion in Item 1A of Part II of our subsequent Quarterly Reports on Form 10-Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports. This presentation includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental information and should not be considered a substitute for financial information presented in accordance with GAAP. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is set forth in the Appendix to this presentation. Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information. All amounts shown in this presentation are unaudited. This is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose. FORWARD LOOKING STATEMENTS

Innovative Industrial Properties 3 Note: Data as of March 31, 2026, unless otherwise noted. (1) Total Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants and sellers for completion of construction and improvements at the properties. Excludes Loans and Securities. (2) Weighted average lease length calculated by weighting the remaining lease term based by the Annualized Base Rent (“ABR”). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. IIPR AT A GLANCE $2.5B Total Invested Capital(1) 110 Total Properties 12.4 Years Weighted Average Lease Length (2) $69.0M Q1 2026 Total Revenue $270M Commitment to Life Science 19 U.S. States $1B+ Dividends Paid Since Inception in ‘16 Innovative Industrial Properties, Inc. (NYSE: IIPR) is a diversified REIT with investments across cannabis and life sciences

Innovative Industrial Properties 4 INVESTMENT HIGHLIGHTS DIVERSIFIED BUSINESS MODEL • $2.5B triple-net lease portfolio • Strong initial yields with annual escalators • $270M financial investment in life science industry STRONG BALANCE SHEET • One of the lowest leveraged REITs • Demonstrated access to multiple capital markets • Oct’25 closed on $100M credit facility DIVERSIFIED PORTFOLIO • Properties across 19 U.S. states • Leased to 35+ tenants • Mix of industrial and retail properties NICHE EXPERTISE • Experience working with tenants and borrowers in heavily regulated industries • Diligent underwriting process focused on best-in-class operators • Seasoned management team with significant REIT experience STRONG TRACK RECORD • 7% CAGR in AFFO/share 2020 – Q1'26 (Ann) • Total return since inception in 2016 of >360%(3) • Over $1B+ in dividends paid since inception in 2016 (1) Whitney Economics Cannabis Market Forecast (March 2026). (2) Cushman & Wakefield Life Sciences Update (February 2026). (3) Per S&P Capital IQ Pro as of 3/31/2026. GROWING MARKETS • 8% CAGR projected in cannabis industry from 2025-2030E (1) • AI-enabled discovery is broadening the life sciences market opportunity, reinforcing the need for specialized lab infrastructure (2)

Innovative Industrial Properties 5 NNN Leases • Leases are generally 100% triple-net ⚬ No recurring capital expenditures during lease term ⚬ All property expenses paid by the tenant, including capital repairs, property taxes and property insurance • Typically, 15-20 year initial lease terms (vs. ~5 years for traditional industrial leases) • Leases generally subject to parent company guarantees covering operations throughout the U.S. Life Science Investments • IQHQ strategic investment announced in Q3’25 • Target investments are with assets or real estate companies in major life science markets ⚬ Attractive spread to cost of capital ⚬ Enhances scale and diversification by industry and tenant ⚬ Provides growth opportunities in large and growing sector OUR BUSINESS MODEL & BENEFITS PORTFOLIO COMPOSITION CANNABIS 93.0% LIFE SCIENCES 6.8% $315M BASE RENT / INTEREST (1) OTHER 0.2% Shifting Revenue Mix More Towards Life Sciences Note: Data as of March 31, 2026, unless otherwise noted. (1) Annualized Base Rent and Income from Loans and Securities (“Base Rent / Interest”) is calculated by adding Annualized Base Rent (“ABR”) and Income from Loans and Securities. ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. Annualized Income from Loans and Securities is calculated by multiplying the principal balance as of the end of quarter, by the blended interest rate.

NNN PORTFOLIO OVERVIEW

IIPR has a geographically diversified triple net portfolio of cannabis real estate throughout the United States



State Diversification(1)

0-5%
5-10%
10-15%
No Presence

State	ABR ($000s)(1)	%(1)	# of Properties	Square Feet (000s)
Pennsylvania	$43,188	15.0%	10	1,361
Illinois	40,705	14.1%	7	965
Massachusetts	34,599	12.0%	10	993
New York	33,895	11.8%	2	623
Florida	31,644	11.0%	5	1,153
Michigan	23,265	8.1%	13	901
Ohio	18,285	6.3%	5	374
New Jersey	13,997	4.9%	4	291
Maryland	13,868	4.8%	5	319
Colorado	7,984	2.8%	26	229
Total - Top 10 States	**$261,430**	**90.8%**	**87**	**7,209**

Property Type(1)



90%
Industrial(2)



2%
Retail



8%
Industrial / Retail

Note: Data as of March 31, 2026, unless otherwise noted.
(1) As a % of Annualized Base Rent ("ABR"). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve.
(2) "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space.

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Innovative Industrial Properties 7 Tenant ABR ($000s) (%)(1) Square Feet (000s) # of Leases $31,767 10.1% 624 4 29,723 9.4% 364 7 23,211 7.4% 664 3 21,032 6.7% 579 7 20,151 6.4% 740 6 18,335 5.8% 488 4 17,454 5.5% 298 4 17,175 5.5% 379 5 16,515 5.2% 593 2 15,618 5.0% 506 20 Total $210,981 67.0% 5,235 62 $30.0M $73.3M $167.4M $690.0M $1.3B $2.0B $2.3B $2.4B $2.5B $2.5B $2.5B 1 4 8 18 20 26 29 32 35 38 38 Invested Capital # of Tenants 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3/31/26 NNN PORTFOLIO TOP 10 TENANTS Note: Data as of March 31, 2026, unless otherwise noted. (1) As a % of Annualized Base Rent and Income from Loans and Securities (“Base Rent / Interest”). Annualized Base Rent and Income from Loans and Securities is calculated by adding Annualized Base Rent (“ABR”) and Income from Loans and Securities. ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. Annualized Income from Loans and Securities is calculated by multiplying the principal balance as of the end of quarter, by the blended interest rate. (2) Each “Tenant” represents the parent company of the tenant, for which the parent company has provided a corporate guaranty. A parent company may have multiple tenant subsidiaries across IIPR’s properties. Total Invested Capital includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants and sellers for completion of construction and improvements at the properties. Excludes Loans and Securities. (3) As a % of Annualized Base Rent (“ABR”). Excludes non-cannabis tenants that comprise less than 1% of Annualized Base Rent in the aggregate. (4) “MSO” stands for Multi-State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state. “SSO” stands for Single-State Operator which means the tenant (or guarantor) conducts cannabis operations in a single state. (5) These leases are in default, as disclosed in our 8-K filed on March 14, 2025. (6) These leases are in default, as disclosed in our 8-K filed on March 28, 2025. Company Type 65% Public 35% Private Total Invested Capital & Tenant Growth (2) Tenant Composition(3) Operator Type (4) 89% MSO 11% SSO (5) (6)

Innovative Industrial Properties 8 LIFE SCIENCES INVESTMENT • IQHQ – A Premier Life Science Real Estate Platform • $5B+ in total investments • 5+ million square feet of properties in leading life science markets including Boston, San Francisco and San Diego • Strategic and Financially Accretive Transaction • In August 2025, announced a $270M total investment, comprised of: • $100M investment in a 3-year revolving credit facility: 13.5% yield • $170M investment in preferred stock: 15.0% yield • In addition, potential to receive warrants in IQHQ earned upon the satisfaction of certain funding milestones • IIPR has a right of first offer on certain future asset sales of IQHQ • Expected to be significantly accretive to AFFO per share • Diversification and Life Science Expertise • Improves sector diversification beyond cannabis-related assets • IIPR’s management team has decades of combined experience in the life science real state industry

Innovative Industrial Properties 9 STRONG, LOW LEVERAGED BALANCE SHEET Debt Overview Revolving Credit Facilities: • -$187.5M total commitment, $87.5M available Unsecured Senior Notes: • -Investment grade rating BBB+ from Egan Jones, since May 2021 • -$291.2M of 5.50% unsecured senior notes due May 2026 13% Debt to Total Gross Assets(1) 11.6x Debt Service Coverage Ratio (1) $176M+ Liquidity Available (2) % $291.2M $75.0M Notes Due 2026 Credit Facilities 2026 2027 2028 2029 2030 Thereafter Note: As of March 31, 2026, unless otherwise noted. (1) Calculated in accordance with the indenture governing the Notes due 2026, included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2021. (2) Total liquidity consists of cash and cash equivalents and short-term investments (each as reported in IIPR’s consolidated balance sheet as of quarter end) and availability under IIPR’s revolving credit facilities. (3) Share price per S&P Capital IQ Pro as of 3/31/2026. Gross debt is calculated as the sum of the principal amount outstanding of the Notes due 2026 and borrowings on the revolving credit facilities. Gross Debt, $366.2M Preferred Equity, $118.0M Common Equity Market Capitalization, $1.4B Debt Maturity Schedule Capital Structure(3)

Innovative Industrial Properties 10 79% 248% 360% STRONG, LONG-TERM AFFO AND DIVIDEND TRACK RECORD (1) Adjusted funds from operations (“AFFO”) is a supplemental non-GAAP financial measure used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders to AFFO is included in the “AFFO Reconciliation” found at the end of this presentation. (2) "CAGR" represents compound annualized growth rate for the relevant metric. (3) Per S&P Capital IQ Pro as of 3/31/2026. RMZ represents the MSCI US REIT Index. 9% CAGR (2) Total Returns Since IIPR Inception (3) 4.5x Greater Return than RMZ AFFO AND DIVIDEND TRACK RECORD $4.47 $7.60 2020 Q1'26 (Ann) Dividends Per Share 7% CAGR (2) $5.01 $7.52 2020 Q1'26 (Ann) AFFO Per Share(1) RMZ S&P 500 IIPR

Innovative Industrial Properties 11 Life Sciences Employment Forecast Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25F Q2'25F Q3'25F Q4'25F 1.0 1.2 1.4 1.6 1.8 2.0 2.2 $36B $36B $13B $29B $43B 2025 US Spirits Market 2025 US Beer Market 2025 US Wine Market Est. 2025 US Legal Cannabis Sales Projected 2030 US Legal Cannabis Sales Forecast $0B $20B $40B $60B Cannabis Market Overview SERVING TWO CORE GROWTH MARKETS Life Sciences Market Overview Cannabis Industry Revenue Comparison(1) Life Sciences Employment Growth Expected to Continue (5) • Market Growth: U.S. legal cannabis sales market reached $29.1 billion in 2025 vs. a 2% decline for the U.S. Spirits Market to $36.4 billion in the same period(1) • Federal Rescheduling: April 2026 reclassification of medical cannabis to Schedule III removes 280E tax burdens for qualifying operators and potentially improves cash flow, with additional industry benefits expected as rescheduling progresses • Expansion of Legalization: Approximately 79% of Americans live in a county where marijuana is legal for either recreational or medical use and 54% of Americans live in a state where the recreational use of marijuana is legal(2) 94% of life sciences CEOs say they will increase headcount over the next three years 37% of the total think they will grow their workforce by 6% or more 19,000 new jobs in 2025 (1) Whitney Economics Cannabis Market Forecast (March 2026), Distilled Spirits Council of the United States, MJBiz Factbook Quarterly Update (Q1 2026). (2) Pew Research Center (July 2025). (3) CBRE 2026 U.S. Life Sciences Trends (March 2026). (4) Cushman & Wakefield Life Sciences Update (February 2026). (5) CBRE 2025 U.S. Life Sciences Outlook (February 2025). • Stabilizing Fundamentals: Tenant demand has returned to pre-pandemic baseline levels, signaling a durable floor for leasing activity (3) • AI & Drug Discovery Expansion: Adoption of AI and increased licensing activity are accelerating innovation cycles, creating new and expanding occupier demand (4) • Limited New Supply: Limited future class A new build is expected to tighten leasing markets as companies continue to expand their U.S. operations (3)

Innovative Industrial Properties 12 Long Term Growth Outlook U.S. CANNABIS MARKET CONTINUES TO GROW Regulatory Developments & Rescheduling Industry Revenue Projection(1) Growing U.S. Legalization (4) (1) Whitney Economics Cannabis Market Forecast (March 2026). (2) 2020 US Census Data. (3) Pew Research Center (July 2025). (4) National Conference of State Legislatures (www.ncsl.org), MJBizDaily (mjbizdaily.com). Other, N/A Adult-Use Medical-Use 8% CAGR $43B Estimated Legal Cannabis Sales by 2030(1) 68% U.S. Population in States with an IIPR Presence(2) 87% U.S. adults say marijuana should be legal at some level(3) • FDA-approved cannabis products and state-licensed medical marijuana was reclassified to Schedule III in April 2026 • State-licensed medical operators are now eligible for DEA registration, establishing federal oversight and recognition • 280E no longer applies to medical licensees, potentially driving meaningful cash flow improvement and potential retrospective tax relief • DEA will hold a new hearing on June 29, 2026 to evaluate broader changes to marijuana’s federal status $29B $43B 2025 2026E 2027E 2028E 2029E 2030E

Innovative Industrial Properties 13 All US Office Life Science Boston Office Life Science San Diego Office Life Science Strong Life Science Rent Premiums vs Office Rents(1) LIFE SCIENCES MARKET OPPORTUNITY Construction Pipeline Decelerating (1) U.S Life Sciences Research Funding Stabilizes(1) Drug Approvals (2) (1) Cushman & Wakefield Life Sciences Update (February 2026). (2) U.S. Food and Drug Administration +40% + +61% 68% Millions of Square Feet Inventory Under Contruction 9% 8% 8% 7% 9% 9% 10% 11% 16% 17% 15% 12% 10% 9% 7% 6% 4% 4% 4% 3% Under Construction % of Total Inventory Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 0 5 10 15 20 25 30 35 40 —% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% FDA Novel Drug Approvals H1 H2 0 5 10 15 20 25 30 35 40 45 50 55 60 65 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $ Billions Funding by Source Pharma R&D (Domestic) NIH U.S. VC Funding 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $50 $100 $150 $200

Innovative Industrial Properties 14 UNDERWRITING & MONITORING Diligent underwriting process with a focus on best-in-class operators Review of Management • Experienced management team • Alignment of management within ownership of the business Ability to Raise Capital • Evaluation of the macro environment surrounding strategic capital raising in the tenants’ and borrowers’ prospective markets • History of successful capital raising and a cash balance on hand today Financial Underwriting • Evaluation of financial projections utilizing existing knowledge of industry dynamics • Detailed review of financial statements, strategic initiatives, and growth plans Ongoing Monitoring • Quarterly financial and operational review of all properties • Meetings with tenants to talk through operations and financials

Innovative Industrial Properties 15 Alan Gold Executive Chairman & Co-Founder Co-founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR’s sale in 2016 • Owner and operator of high-quality life science real estate • Previously publicly traded investment grade REIT Co-founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998 • Invests in office buildings and laboratories leased to life science and technology companies Co-founder of IQHQ, Inc.; served as Executive Chairman from December 2018 until December 2024 • Privately-held life science real estate company with over $5B of total assets EXECUTIVE CHAIRMAN & CO-FOUNDER Alan Gold has experience founding and leading real estate companies focused on nuanced, regulated industries.

SENIOR MANAGEMENT TEAM



Paul Smithers

President, CEO and Co-Founder

- 35+ years of legal and regulatory experience
- Previously co-founded Iso Nano International, LLC



David Smith

CFO and Treasurer

- 20+ years of finance and real estate experience
- Former CFO of Aventine Property Group and New Senior Investment Group (NYSE: SNR)



Catherine Hastings

COO

- 25+ years of accounting and real estate experience
- Former VP, Internal Audit of BioMed Realty



Ben Regin

CIO

- 20+ years of real estate and accounting experience
- Former Senior Associate, Investments and Asset Management at BioMed Realty



Andy Bui

VP, Chief Accounting Officer

- Former Senior Director, Financial Reporting at BioMed Realty



Tracie Hager

SVP, Asset Management

- 30+ years of experience in property management
- Former VP, Property Management at BioMed Realty



Kelly Spicher

SVP, Real Estate Counsel

- 20+ years legal experience representing real estate matters
- Former attorney at Foley & Lardner LLP

Innovative Industrial Properties 16

Innovative Industrial Properties 17 WHY INVEST IN IIPR Powerful triple-net lease model with structured long-term cash flows Strong balance sheet with access to growth capital Diversified real estate portfolio across 19 states with 35+ tenants Solid capital allocation track record enabling robust earnings and dividend distributions Exposure to two above-GDP growth markets in cannabis and life sciences High-quality platform, process, and management team to drive growth 123456

Innovative Industrial Properties 18 APPENDIX

AFFO RECONCILIATION

	Q1 2026		FY 2020
	Actual	Annualized	Actual
Net income attributable to common stockholders	$30,155	$120,620	$64,378
Real estate depreciation and amortization	18,584	74,336	28,025
Loss (gain) on sale of real estate	(422)	(1,688)	–
FFO attributable to common stockholders (basic and diluted)	48,317	193,268	92,403
Financing expense	–	–	211
Acquisition-related expense	–	–	94
Litigation-related expense	1,870	7,480	–
Income on seller-financed note[1]	223	892	–
Deferred lease payments received on sales-type leases[2]	175	700	–
Normalized FFO attributable to common stockholders (diluted)	50,585	202,340	92,708
Stock-based compensation	2,584	10,336	3,330
Non-cash interest expense	576	2,304	2,040
Non-cash accretion of life science investments	(334)	(1,336)	–
Above-market lease amortization	23	92	–
AFFO attributable to common stockholders (diluted)	$53,434	$213,736	$98,078
FFO per common share - diluted	$1.70	$6.80	$4.72
Normalized FFO per common share - diluted	$1.78	$7.12	$4.74
AFFO per common share - diluted	$1.88	$7.52	$5.01
Weighted average common shares outstanding - basic	27,991,910	27,913,384	19,443,602
Restricted stock and restricted stock units ("RSUs")	475,274	390,146	114,017
Weighted average common shares outstanding - diluted	28,467,184	28,303,530	19,557,619

Note: During the year ended December 31, 2025, IIPR revised its presentation of Normalized FFO to include two adjustments related to income on seller-financed notes and deferred lease payments received on sales-type leases that were previously reflected in adjusted funds from operations ("AFFO"), which has been reflected for all periods presented. Management believes this change better aligns the Company's presentation with its assessment of core operating performance and improves comparability with industry peers. Items included in calculating FFO that may be excluded in calculating Normalized FFO include certain transaction-related gains, losses, income or expense or other non-core amounts as they occur.

(1) Amounts represent non-refundable cash payments received pursuant to a seller-financed note issued by us in connection with our disposition of a certain property. As the transaction did not qualify for recognition as completed sales under GAAP, the payments were recorded as a deposit liability and included in other liabilities on our consolidated balance sheet.

Innovative Industrial Properties 19